                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


    We consent to the incorporation by reference in the registration statement of Mauna Loa Macadamia Partners, L.P. on Form S-4 (File No. 333-46271) of our report dated February 12, 1998, on our audits of the financial statements of Mauna Loa Macadamia Partners, L.P. We also consent to the references to our firm under the caption "Experts."


                                          COOPERS & LYBRAND L.L.P.


Honolulu, Hawaii
April 23, 1998